UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest reported event): February 6, 2004


                                  YP.NET, INC.
                                  ------------
               (Exact name of registrant as specified in charter)



              NEVADA                 000-24217             85-0206668
              ------                 ---------             ----------
    (State or other jurisdiction    (Commission          (IRS Employer
        of Incorporation)           File Number)       Identification No.)



 4840 EAST JASMINE STREET, SUITE 105, MESA, ARIZONA         85205
 ----------------------------------------------------------------
     (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code: (480) 654-9646
                                                           --------------

ITEM 7.  EXHIBIT

     On February 6, 2004, YP.Net, Inc. (the "Company"), released an Investor Fact Sheet outlining details regarding YP.Net, Inc.'s Investor Incentives, Key Investor Facts, Web Site Address, Investor Contact and a Company Profile. Additionally, the Investor Fact Sheet includes information regarding Initiatives/Milestones of The Company, The High Growth of the Internet Yellow Pages Industry, Service Benefits and Competitive Advantages. The Investor Fact Sheet also includes graphs demonstrating the OTCBB: YPNT Business Model Providing Outstanding Financial Performance, and YPNT Valuation as Modest Despite Price Appreciation.


                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99.1 Investor Fact Sheet regarding: Investor Incentives, Key Investor Facts, Web Site Address, Investor Contact and a Company Profile.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             YP.NET, INC.


Date: February 6, 2004                       /s/ ANGELO TULLO
                                             ------------------
                                             Angelo Tullo,
                                             Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99.1 Investor Fact Sheet regarding: Investor Incentives, Key Investor Facts, Web Site Address, Investor Contact and a Company Profile.